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                                                                       EXHIBIT 1

                                                    Articles of Association 1999



Oce N.V.|Venlo, the Netherlands                                [PHOTO]


                                 [LOGO OF OCE]
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                                   _____________________________________________

                                   Articles of Association 1999
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                                   _____________________________________________

                                   Oce N.V.

                                   Articles of Association 1999

                                   Last altered in the presence of C.W. de
                                   Monchy, Notary in Rotterdam, with effect from 9th April 1999 in conformity with a resolution of the Annual General Meeting of Shareholders of 8th April 1999.
                                   Ministerial declaration of non-objection: 9th
                                   April 1999, number N.V. 65.637.

                                   This is a complete translation of the
                                   original Dutch text.
                                   Only the Dutch text is legally binding.


                                   [PHOTO]

                                 [LOGO OF OCE]
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
______________________________________________________________________________________________
Contents            Name and registered office                                               5
                    Objects                                                                  5
                    Duration                                                                 5
                    Definitions                                                              5
                    Capital and shares                                                       6
                    Issue of shares                                                          6
                    Pre-emptive right                                                        7
                    Purchase of Company's own shares/right of pledge on the
                    Company's own shares                                                     8
                    Reduction of capital                                                    10
                    Register of Shareholders/share certificates                             10
                    Transfer/issue of financing preference shares                           12
                    Exemptions                                                              13
                    Transmission of shares to a body corporate                              13
                    Transfer of protective preference shares                                13
                    Convocations for meetings                                               14
                    Management                                                              14
                    `Procuratiehouders' (Employees authorised to act and sign on behalf
                    of the Company)/Named appointments                                      16
                    Representation                                                          16
                    Supervisory Board                                                       17
                    General Meetings                                                        18
                    Meetings of Holders of ordinary shares                                  21
                    Meetings of Holders of priority shares or of protective preference
                    shares or of a specific series of financing preference shares           21
                    Financial Year, Annual Accounts                                         23
                    Auditor                                                                 23
                    Profit Appropriation, reserves and distributions                        23
                    Alteration of the Articles of Association. Winding Up                   27
                    Liquidation                                                             27
                    Prescription Periods                                                    27
                    Transitional Provision I                                                27
                    Transitional Provision II                                               28
                    Transitional Provision III                                              28

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________________________________________________________________________________
Name and registered office              Article 1

                                        The Company's name is Oce N.V. and its
                                        registered office is in Venlo, the
                                        Netherlands.

________________________________________________________________________________
Objects                                 Article 2

                                ___ ___
                                1       The Company's objects are:

                                    ___
                                    a   to participate directly or indirectly in
                                        other companies and bodies corporate as
                                        well as to manage and to finance such;
                                        and
                                    ___
                                    b   to do all acts as are directly or
                                        indirectly connected with the aforesaid
                                        objects, are related or may be
                                        conductive thereto, such in the widest
                                        sense.
                                ___ ___
                                2 The Company shall, also in respect of its subsidiary companies, pursue these objects in such a way:
                                    -   that the invested capital produces an
                                        enduring good yield and is protected as
                                        effectively as possible;
                                    -   that the prosperity and the welfare of
                                        the employees are promoted;
                                    -   that service to the customers is
                                        satisfactory; and
                                    -   that a contribution is made to the
                                        progress and welfare of the communities
                                        in which the Company and its subsidiary
                                        companies operate.

________________________________________________________________________________
Duration                                Article 3

                                        The Company shall last for an
                                        indeterminate period. It was formed on
                                        the tenth day of April, nineteen hundred and fifty-three.

________________________________________________________________________________
Definitions                             Article 4

                                        Unless the contrary should explicitly
                                        appear, the following meanings are given by the present Articles of Association to the following words:

                                    -   the Company: Oce N.V.;
                                    -   preference shares: both the cumulative
                                        financing preference shares and the
                                        cumulative protective preference shares
                                        as referred to in Article 5 hereof;
                                    -   financing preference shares: the
                                        cumulative financing preference shares,
                                        each share being referred to hereinafter as CPA, which can be subdivided into the series CPA1 to CPA30 inclusive;
                                    -   protective preference shares: the
                                        cumulative protective preference shares:
                                        the protective preference shares, each
                                        share being referred to hereinafter as
                                        BPA;
                                    -   shares: the priority shares and the
                                        ordinary shares as well as the
                                        preference shares referred to in Article
                                        5 hereof;
                                    -   Shareholders: Holders of shares;
                                    -   Board of Executive Directors: the
                                        Company body (the Board of Executive
                                        Directors) referred to in Article 18,
                                        paragraph 1, hereof;
                                    -   Supervisory Board: the Company body
                                        referred to in Article 24, paragraph 1,
                                        hereof;
                                    -   General Meeting: the General Meeting of
                                        Shareholders;
                                    -   the Priority: the Meeting of Holders of
                                        Priority Shares;
                                    -   Holders of depositary receipts for
                                        shares: Holders of depositary receipts
                                        for shares issued with the cooperation
                                        of the Company and persons who, by
                                        virtue of Article 88 or Article 89 of
                                        Book 2 of the Civil Code, have the
                                        rights that have been conferred by law
                                        on Holders of depositary receipts for
                                        shares issued with the cooperation of a
                                        company;
                                    -   the Official Price Journal: the Official
                                        Price Journal of Amsterdam Exchanges
                                        N.V.

___
5
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________________________________________________________________________________
Capital and shares                Article 5

                                  The Company's authorised capital amounts to one hundred and seventy-five million one thousand five hundred euro (Euro 175,001,500). It is divided into:

                                  (i)   thirty (30) priority shares of fifty
                                        euro (Euro 50) each;

                                  (ii)  one hundred and forty-five million
                                        (145,000,000) ordinary shares of fifty
                                        eurocent (Euro 0.50) each;

                                  (iii) thirty million (30,000,000) cumulative
                                        financing preference (CPA) shares of
                                        fifty eurocent (Euro 0.50) each,
                                        subdivided into thirty series of one
                                        million (1,000,000) CPA shares series
                                        CPA1 to CPA30 inclusive. For the
                                        purposes of the provisions of the
                                        present Articles of Association, the
                                        series of financing preference shares
                                        are to be considered as separate classes of shares; and

                                  (iv)  one hundred and seventy-five thousand
                                        (175,000) cumulative protective
                                        preference (BPA) shares of five hundred
                                        euro (Euro 500) each.
________________________________________________________________________________
Issue of shares                   Article 6
                          ___ ___
                          1   a   Subject to the approval of the Priority and of
                                  the Supervisory Board, the General Meeting or
                                  alternatively the Board of Executive
                                  Directors, if it has been appointed to do so
                                  by the Articles of Association or by the
                                  General Meeting, may resolve to make a further
                                  issue of shares; if the Board of Executive
                                  Directors has been appointed to do so the
                                  General Meeting may, for as long as the
                                  appointment is in force, no longer resolve to
                                  make a further issue of shares.
                              ___
                              b   Subject to the approval of the Priority and of
                                  the Supervisory Board, the General Meeting or
                                  the Board of Executive Directors, as the case
                                  may be, shall decide on the price and the
                                  further conditions of issue, with due regard
                                  for the further provisions relating thereto in
                                  the present Articles of Association.
                              ___
                              c   If the Board of Executive Directors is
                                  appointed as having the authority to resolve
                                  to make a further issue of shares, it shall be
                                  stated in that appointment how many and which
                                  class of shares shall be allowed to be issued.
                                  When making such an appointment the duration
                                  of the appointment, which may amount to at
                                  most five years, shall at the same time be
                                  resolved upon. The appointment may be extended
                                  each time for no more than five years. Unless
                                  otherwise stated in the resolution in which
                                  the appointment is made, the appointment may
                                  not be rescinded.
                              ___
                              d   To be valid a resolution of the General
                                  Meeting to issue further shares or to appoint
                                  the Board of Executive Directors, as referred
                                  to above, shall require a prior or
                                  simultaneous resolution of approval from every
                                  group of Holders of shares of the same class
                                  whose rights are impaired by the issue.
                              ___
                              e   The provisions of the present paragraph shall
                                  apply correspondingly to the granting of
                                  rights to subscribe to shares, but shall not
                                  apply to the issuing of shares to a person who
                                  is exercising a previously acquired right to
                                  subscribe to shares
                          ___ ___
                          2       Shares shall at no time be issued below par,
                                  without prejudice however to the provisions of
                                  Article 80, paragraph 2 of Book 2 of the Civil
                                  Code. An issue of priority shares shall at all
                                  times be made at par.
                          ___ ___
                          3   a   Priority shares, financing preference shares
                                  and ordinary shares shall only be issued
                                  against payment in full; protective preference
                                  shares may be issued against partial payment,
                                  provided that the portion of the par value to
                                  be paid in respect of every protective
                                  preference share shall - regardless of when it
                                  was issued - be equal and that, when
                                  subscribing to a protective preference share,
                                  at least one-fourth of the par value must be
                                  paid up.
                              ___
                              b   Payment must be made in cash, in so far as no
                                  other contribution has been agreed upon,
                                  subject to the provisions of Article 80b of
                                  Book 2 of the Civil
___
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                                  ______________________________________________
                                  Code. Payment in cash must - subject to the
                                  provisions of Article 80a, paragraph 3 of
                                  Book 2 of the Civil Code - be made in Dutch
                                  currency.
                          ___ ___
                          4       Subject to the approval of the Priority and of
                                  the Supervisory Board, the Board of Executive
                                  Directors may at any time it deems fit decide
                                  on the day by which and the amount for which
                                  an additional payment must be made on non-
                                  fully paid-up protective preference shares.
                                  The Board of Executive Directors shall notify
                                  the Holders of protective preference shares of
                                  such a decision without delay; a period of at
                                  least ninety days shall be allowed between
                                  such notification and the day by which the
                                  payment must have been made.
                          ___ ___
                          5       If and in so far as the Board of Executive
                                  Directors has been designated as the body authorised to resolve on the issue of shares, then the following shall apply in the event of the issue of protective preference shares, which shall include the granting of a right to subscribe to shares, but shall not include the issue of shares pursuant to the exercise of such an option right:

                                  a the Board of Executive Directors shall be obliged within four weeks after such issue to convene a General Meeting at which the reasons for the issue shall be explained, unless such explanation has already been given previously at a General Meeting;

                                  b the prior approval of the General Meeting shall be required for the specific case in which (i) as a result of such issue and/or
                                      (ii) as a result of the previous issue of protective preference shares by the Board of Executive Directors without the said approval, such number of protective preference shares can be subscribed to and/or have been issued that the total nominal amount of protective preference shares issued by the Board of Executive Directors without the said approval of the General Meeting is in excess of hundred per cent of the total nominal amount of the other shares issued prior to such issue.

                                  If protective preference shares have been issued pursuant to a resolution to issue or pursuant to a resolution to grant a right to subscribe to shares which has been adopted by the Board of Executive Directors without the prior consent of the General Meeting, then the Board of Executive Directors is obliged to convene a General Meeting within two years after such issue and to make a proposal thereat relating to the purchase or, as the case may be, withdrawal of the relevant protective preference shares which have been issued. If the resolution relating to the purchase or, as the case may be, withdrawal of the protective preference shares is not adopted at such meeting, then the Board of Executive Directors is obliged, each time within two years after the aforesaid proposal has been made, to convene another General Meeting at which such proposal shall again be made, which obligation shall no longer exist if the relevant shares are no longer issued or are no longer held by a party other than the Company.

________________________________________________________________________________
Pre-emptive right                 Article 7
                          ___ ___
                          1       Subject to the provisions of the third
                                  sentence of Article 96a, paragraph 1 of Book 2
                                  of the Civil Code, every Holder of ordinary
                                  shares shall in the event of an issue of
                                  ordinary shares have a pre-emptive right with
                                  regard to the shares to be issued, pro rata to
                                  the sum total of his ordinary shares. Holders
                                  of ordinary shares have no pre-emptive right
                                  in respect of the priority and/or preference
                                  shares to be issued. Holders of priority
                                  shares and Holders of preference shares have
                                  no pre-emptive right in respect of the
                                  ordinary and/or preference shares to be
                                  issued.
                          ___ ___
                          2       In the event of an issue of ordinary shares no
                                  pre-emptive right shall exist in respect of
                                  shares which are issued in return for a
                                  contribution other than in cash.
                          ___ ___
                          3       Subject to the approval of the Priority and of
                                  the Supervisory Board, the General Meeting or,
                                  as the case may be, the Board of Executive
                                  Directors shall resolve, with due observance
                                  of the provisions of the present article, when
                                  passing the resolution to issue shares, the
                                  manner in which and the time within which the
                                  pre-emptive right may be exercised.
___
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                          ___ ___ ______________________________________________
                          4       The Board of Executive Directors shall notify
                                  the Shareholders of the share issue involving
                                  a pre-emptive right and of the time within
                                  which such right may be exercised, by means of
                                  an announcement in the Government Gazette and
                                  in a daily newspaper having national
                                  circulation.
                          ___ ___
                          5       The pre-emptive right may be exercised during
                                  at least two weeks after the day of the
                                  announcement in the Government Gazette.
                          ___ ___
                          6       The pre-emptive right in respect of ordinary
                                  shares may - with due regard for the
                                  provisions of Article 96a, paragraph 7 of Book
                                  2 of the Civil Code - be limited or precluded by resolution of the General Meeting. In the proposal to do so the reasons for the proposal and the choice of the intended issuing price must be explained in writing.

                                  The pre-emptive right may - subject to the approval of the Priority and of the Supervisory Board - also be limited or precluded by the Board of Executive Directors, provided that the Board of Executive Directors has been appointed by the Articles of Association or by a resolution of the General Meeting as the body authorised to limit or preclude the pre-emptive right for a specific duration of at most five years; such an appointment may only be made if the Board of Executive Directors has also been or is simultaneously appointed as having the authority referred to in Article 6, paragraph 1 hereof. The appointment may from time to time be extended for at most five years; the authority thus granted cannot be exercised if and in so far as the Board of Executive Directors has not been appointed as having the authority referred to in Article 6, paragraph 1 hereof.

                                  Unless the resolution making the appointment
                                  states otherwise, the appointment cannot be
                                  rescinded.
                          ___ ___
                          7 Upon the granting of rights to subscribe to ordinary shares the Holders of ordinary shares shall have a pre-emptive right; the foregoing provisions of the present article shall apply correspondingly. Shareholders shall have no pre-emptive right in respect of shares which are issued to a person who is exercising a previously acquired right to subscribe to shares.
                          ___ ___
                          8 The Board of Executive Directors shall have the power, without the approval of the General Meeting, to perform juristic acts as referred to in Article 94, paragraph 1 of Book 2 of the Civil Code.

________________________________________________________________________________

Purchase of Company's             Article 8
own shares/right of
pledge on the Company's   ___ ___
own shares                1   a   The Board of Executive Directors may - with
                                  the authorisation of the General Meeting and of the Supervisory Board and without prejudice to what is otherwise provided for in Articles 98 and 98d of Book 2 of the Civil
                                  Code - cause the Company to acquire for a consideration fully paid-up shares in its own capital. Such an acquisition shall, however, only be allowed if:

                                  (i)   the Company's equity, after deducting
                                        the purchase price of the shares to be
                                        acquired, is not less than the paid-up
                                        and called portion of the capital, plus
                                        any reserves which may be required to be kept by law;

                                  (ii) in so far as the ordinary and preference shares are concerned, the par value of the ordinary and preference shares to be acquired and of the ordinary and preference shares which the Company itself holds or holds in pledge in its own capital or which are held by a subsidiary company does not amount on aggregate to more than one-tenth of the issued capital after that tenth part has been reduced by the par value of the priority shares included in the authorised capital; and

                                  (iii) in so far as the priority shares are
                                        concerned, the par value of the priority shares to be acquired and of the shares which the Company itself holds or holds in pledge in its own capital or which are held by a subsidiary company does not amount more than one-tenth of the issued capital.

                                  The requirement referred to under (i) shall be determined by the size of the equity capital in accordance with the latest adopted balance sheet, less the
___
8
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                                  ______________________________________________
                                  acquisition price for shares in the Company's capital and less distributions from profit or reserves payable by the Company and its subsidiary companies to other parties after balance sheet date. If more than six months of a financial year have elapsed without the Annual Accounts having been adopted, then acquisition in accordance with the provisions of the present paragraph is not permitted.
                              ___
                              b In granting the authorisation - which shall be valid for at most eighteen months - the General Meeting must resolve on how many and which class of shares may be acquired, the way in which they may be acquired and the limits within which the price must be confined.

                                  The authorisation referred to above in the
                                  present paragraph shall not be required in so far as the company acquires shares in its own capital for the purpose of transferring these to personnel in the employment of the Company or of a body corporate with which it is associated in a group of companies, under the terms of an arrangement applicable to such employees.
                          ___ ___
                          2 Resolutions to dispose of the shares acquired by the Company in its own capital can only be passed by the Board of Executive Directors with the approval of the Supervisory Board and of the Priority.

                                  Articles 6 and 7 hereof shall otherwise apply accordingly to such a disposal, on the understanding that the disposal may, except where it relates to priority shares, also be made below par, and provided that the Board of Executive Directors has the power, subject to the approval of the Supervisory Board and of the Priority, to limit or preclude the pre-emptive right.
                          ___ ___
                          3 If depositary receipts have been issued for shares in the Company, such depositary receipts for shares shall, for the purpose of applying the provisions of the preceding paragraphs, be placed on a par with shares.
                          ___ ___
                          4 The Company may derive no rights to any distribution in respect of shares in its own capital which it holds itself or over which it has a right of usufruct; nor may the Company derive a right to any distribution in respect of shares in its own capital if it holds the depositary receipts therefor or if it has a right of usufruct over such depositary receipts.

                                  When calculating the profit allocation, the
                                  shares in respect of which the Company may
                                  derive no right to distribution in accordance
                                  with the foregoing sentence will not be
                                  counted.
                          ___ ___
                          5       In respect of a share which is held by the
                                  Company or by a subsidiary company no vote may
                                  be cast at a General Meeting; nor may a vote
                                  be cast in respect of a share for which one of
                                  them holds the depositary receipts. However,
                                  Usufructuaries and Pledgees of shares held by
                                  the Company or by a subsidiary company are not
                                  excluded from their voting right if the right
                                  of usufruct or pledge was created before the
                                  share was held by the Company or by a
                                  subsidiary company. The Company or a
                                  subsidiary company cannot cast a vote in
                                  respect of a share over which it has a right
                                  of usufruct or a right of pledge.
                                  When ascertaining to what extent the
                                  shareholders can vote or are present or
                                  represented, or to what extent the share
                                  capital is paid-up or represented, no
                                  allowance shall be made for shares in respect
                                  of which no vote may be cast by law or by
                                  virtue of the Articles of Association.
                          ___ ___
                          6       Subject to what is otherwise provided for in
                                  relation thereto in Article 89a, paragraph 1
                                  of Book 2 of the Civil Code, the Company may
                                  only acquire a right of pledge over its own
                                  shares and/or depositary receipts therefor in
                                  so far as the par value of the Company's own
                                  shares and/or depositary receipts therefor to
                                  be held in pledge and already held or held in
                                  pledge does not amount to more than one-tenth
                                  of the issued capital after that tenth part
                                  has been reduced by the amount of priority
                                  shares included in the authorised capital.
___
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________________________________________________________________________________
Reduction of capital              Article 9

                                  Subject to the provisions of Article 99 of Book 2 of the Civil Code, the General Meeting may resolve to reduce the issued capital by withdrawing shares or by reducing the value of the shares by means of an alteration to the Articles of Association.

                                  A withdrawal coupled with a repayment or alternatively a partial repayment or an exemption from the obligation to pay up, as referred to in Article 99 of Book 2 of the Civil Code, may also be made exclusively with regard to the shares of a specific class or series. In the event of a withdrawal coupled with repayment in respect of preference shares, a distribution will be made on the relevant class of shares amounting to:

                                  a  the amount paid up on the relevant shares
                                     (including share premium); plus

                                  b  the dividend not yet made available for
                                     payment on the shares, such calculated over the period up to and including the time when such is made available for payment.

                                  A partial repayment or exemption must be made pro rata to all the shares involved.

                                  A departure from the pro rata requirements is permitted with the consent of all shareholders involved.

                                  Resolutions relating to the withdrawal and
                                  repayment of shares may only be adopted by the
                                  General Meeting, subject to the approval of
                                  the Priority and of the Supervisory Board, and
                                  by a majority of two-thirds of the votes cast
                                  if less than one-half of the issued capital is
                                  represented at the meeting.
________________________________________________________________________________
Register of Shareholders/         Article 10
share certificates
                          ___ ___
                          1       The priority shares and the preference shares
                                  are registered and are numbered consecutively for each class and for each series.

                                  The ordinary shares are to bearer.

                                  The Board of Executive Directors shall decide on the numbering and other designations for the ordinary shares.
                          ___ ___
                          2 No share certificates shall be issued for registered shares.
                          ___ ___
                          3 The Board of Executive Directors shall keep a Register, in which the names and addresses of all Holders of registered shares shall be recorded and which shall mention the amount paid-up on each share (including share premium) as well as the other information required by law.
                                  The names and addresses shall also be recorded therein of those who have a right of usufruct or a right of pledge over registered shares, and mention shall be made therein as to whether they are entitled to the rights attached to the shares in accordance with paragraphs 2, 3 and 4 of Articles 88 and 89 of Book 2 of the Civil Code and, if so, which rights.
                          ___ ___
                          4 The Register shall be regularly kept up to date; every release from liability for payments not yet made shall also be recorded therein. Every entry in the Register shall be signed by a Member of the Board of Executive Directors or by a person authorised in writing to do so by the Board of Executive Directors.
                          ___ ___
                          5 The Board of Executive Directors shall, if so requested, furnish a Holder of registered shares, and also a Usufructuary and Pledgee who has been recorded in the Register, with an extract, free of charge, from the Register showing his right to a registered share.

                                  If a right of usufruct or a right of pledge is attached to the share, the extract shall state who is entitled to the rights referred to in paragraphs 2, 3 and 4 of Articles 88 and 89 of Book 2 of the Civil Code.
___
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                    ___ ___  ___________________________________________________
                     6 The Board of Executive Directors shall make the Register available at the Company's office for inspection by the Shareholders as well as by the Usufructuaries and Pledgees who are entitled to the rights referred to in paragraph 4 of Articles 88 and 89 of Book 2 of the Civil Code.

                             The preceding sentence shall not apply to the portion of the Register that is kept outside the Netherlands for the purpose of complying with the legislation there in force or pursuant to any Stock Exchange Regulations.

                             The data in the Register relating to non-fully paid-up preference shares shall be available for inspection by any person; a copy of or extract from these data shall be furnished at not more than cost.

                             ___________________________________________________
                             Article 11

                             Every holder of a registered share and every person who has a right of usufruct or a right of pledge over registered shares shall be obliged to furnish his address to the Board of Executive Directors.

                             ___________________________________________________
                             Article 12
                    ___ ___
                     1 Share certificates shall be issued for the ordinary shares. The share certificates shall be signed by a Member of the Board of Executive Directors and by a Supervisory Director.
                             One of the aforesaid signatures may be printed in facsimile or applied with a stamp. Both signatures may be printed in facsimile if the share certificates in question have been provided with a printed and/or embossed stamp under the Company's supervision.
                    ___ ___
                     2 Share certificates shall be issued for one share, for five shares, for twenty-five shares and for two hundred and fifty shares; in addition, such other multiple share certificates may be issued as the Board of Executive Directors may decide. Share certificates shall-subject however to the provisions of the preceding sentence-at all times be exchangeable at the Shareholder's request for share certificates representing a different number of shares.
                    ___ ___
                     3 The share certificates shall be available solely in the form of a mantle with a simplified dividend sheet not consisting of a set of dividend coupons and talon (CF certificates). Such dividend sheets shall, for the benefit of the Holders of the bearer shares to which they relate, be delivered to and shall continuously remain in the keeping of a depositary appointed in accordance with the following sentence.
                             The Board of Executive Directors shall appoint, to act as a depositary of these dividend sheets, natural persons or bodies corporate whose business comprises the custody of dividend sheets and who cause the dividend sheets in their custody to be administered by an institution which is independent of the Company and which has been appointed for such purpose by the Board of Executive Directors.
                    ___ ___
                     4 Should share certificates or dividend sheets be mislaid, lost or damaged, duplicates in lieu thereof may be issued by the Board of Executive Directors on such conditions as the Board of Executive Directors may attach thereto. After issue of such documents, which shall bear the word `duplicate', the original documents shall be null and void as against the Company. The cost of the issue of duplicates may be charged to the Shareholder who requested the issue thereof.
__
11

________________________________________________________________________________
Transfer / issue of financing           Article 13
preference shares

                               __ __
                                1 Transfer of financing preference shares may be made solely to natural persons.
                               __ __
                                2 Without prejudice to the provisions of the first paragraph of the present article, transfer of financing preference shares shall not be possible if and in so far as the acquiror-either individually or together with one or more other natural persons and/or bodies corporate on the basis of a mutual agreement-directly or indirectly, other than as Holder of depositary receipts for shares issued with the cooperation of the Company:
                                        a  is the holder of a nominal amount of
                                           financing preference shares of one
                                           per cent or more of the total issued
                                           capital of the Company;
                                        b  would, as a result of such transfer,
                                           acquire more than one per cent of the
                                           total issued capital.
                                        For the purposes of applying the
                                        foregoing sentence the holding of
                                        financing preference shares or the
                                        acquisition of financing preference
                                        shares shall be understood to include
                                        holding or acquiring the voting right in
                                        respect of financing preference shares
                                        by attaching a right of pledge or
                                        holding a right of usufruct or in some
                                        other way, which shall include entering
                                        into voting agreements of whatever
                                        nature, including entering into
                                        agreements with regard to the exercise
                                        of voting rights as referred to in
                                        Article 4 and Article 5 of the Act on
                                        Notification of Substantial
                                        Shareholdings in publicly listed
                                        companies (WMZ). For the purposes of
                                        applying the present Article 13,
                                        financing preference shares held by the
                                        Company shall be regarded as issued
                                        share capital.
                               __ __
                                3       Acquisition of financing preference
                                        shares by means of an issue-whether or
                                        not in the form of stock dividends
                                        and/or bonus shares-shall for the
                                        purpose of applying the provisions of
                                        the first and second paragraphs of the
                                        present article be placed on a par with
                                        transfer. In the event of an issue of
                                        financing preference shares, the
                                        financing preference shares to be issued
                                        shall also be counted when calculating
                                        the size of the issued capital.
                               __ __
                                4 As a departure from the provisions of paragraph 3, first and second sentences, in conjunction with the provisions of paragraph 2, under a, of the present article, a Shareholder who holds more than one per cent of the capital issued in the form of financing preference shares is allowed to acquire financing preference shares by means of an issue, such however to a maximum of the percentage of the amount, as mentioned in the following sentence, by which the issued capital in the form of financing preference shares is increased by such issue. The percentage referred to in the foregoing sentence is equal to the percentage of the issued capital in the form of financing preference shares which the said Shareholder held prior to the issue.
                               __ __
                                5       For the purposes of applying the
                                        provisions of Articles 13 to 15
                                        inclusive the issue of shares shall also
                                        be understood to include the
                                        subscription to shares by a person to
                                        whom a right to subscribe to shares has
                                        been granted but not the granting of
                                        such right.
__
12

______________________________________________________________________________
Exemptions                              Article 14

                                        The provisions of paragraph 1, paragraph
                                        2 and of paragraph 3, first and second
                                        sentences, of Article 13 shall not be
                                        applicable to:
                                        a  transfer of financing preference
                                           shares to the Company itself;
                                        b  transfer or issue of financing
                                           preference shares to an
                                           administration office if the Board of
                                           Executive Directors, with the
                                           approval of the Supervisory Board,
                                           has with regard to such
                                           administration office partly or fully
                                           cancelled by an irrevocable
                                           resolution the limitation of the
                                           possibility to transfer or issue
                                           financing preference shares, whereby
                                           such cancellation may be linked to
                                           certain conditions.

______________________________________________________________________________
Transmission of shares to a body        Article 15
corporate
                                 __ __
                                  1     If a body corporate acquires financing
                                        preference shares in the Company's capi-
                                        tal via transmission, it shall be
                                        obliged to sell such shares within three
                                        months after such acquisition.
                                        If the financing preference shares have
                                        not been sold after expiry of the said
                                        period of three months, the Shareholder
                                        cannot exercise any meeting or voting
                                        rights attaching to its financing
                                        preference shares until sale has taken
                                        place; furthermore, the dividend rights
                                        accruing to it in respect of such shares
                                        shall be suspended until sale has taken
                                        place.
                                __ __
                                  2     If a Shareholder, being a body
                                        corporate, is obliged to sell on the
                                        grounds of the provisions of paragraph 1 of the present article-hereinafter called: the applicant-and fails to comply with its obligation within three months after its attention has been drawn to its obligation by the Board of Directors in a registered letter, then the Company shall be irrevocably authorised and, if the applicant so re-quests, obliged to carry out such sale at a price to be determined by the Auditor as referred to in Article 35 hereof. Sale to the Company is only permitted with the applicant's consent.
                                        If, within fourteen days after being
                                        notified by registered letter by the
                                        Board of Executive Directors of the
                                        above-mentioned sale, the applicant
                                        fails to cooperate in the delivery of
                                        the sold shares, the Company shall be
                                        irrevocably authorised to sign the deed
                                        of delivery on the applicant's behalf.
                                        The Company shall ensure that the
                                        applicant receives the purchase price
                                        for the sold shares without delay.

_______________________________________________________________________________
Transfer of protective preference       Article 16
shares
                                ___ ___
                                  1     Transfer of protective preference
                                        shares-which shall not include the
                                        transfer by the Company of protective
                                        preference shares acquired by it-may
                                        only take place subject to the
                                        provisions of the present article.
                                 __ __
                                  2     The Shareholder wishing to transfer one
                                        or more protective preference shares-
                                        hereinafter called: the applicant-shall
                                        require the approval of the Priority,
                                        except where the transfer is made to one
                                        or more prospective buyers as referred
                                        to in paragraph 3 hereof.
                                 __ __
                                  3     Approval shall be deemed to have been
                                        granted if the Priority does not, upon
                                        refusing approval, at the same time
                                        notify the applicant of the names of one
                                        or more prospective buyers who are
                                        prepared to buy all the shares to which
                                        the application for approval relates in
                                        return for cash payment of the price
                                        referred to in paragraph 5 hereof; the
                                        Company itself may only be designated a
                                        prospective buyer with the approval of
                                        the applicant.
                                        Approval shall likewise be deemed to
                                        have been granted if, within six weeks
                                        after the application for approval, the
                                        Priority has not taken a decision on
                                        such application.
__
13

                              __ __     ________________________________________
                              4         If transfer does not take place within
                                        three months after approval has been or
                                        is deemed to have been granted, transfer
                                        may only take place if the provisions of
                                        the present article are again complied
                                        with.
                              __ __
                              5         The price referred to in paragraph 3
                                        hereof is equal to the amount paid up on
                                        the shares, except where the price is
                                        determined at the request of the
                                        prospective buyer(s) by an independent
                                        expert and where the latter determines
                                        the price at a lower value; in such case
                                        the price of the shares shall be equal
                                        to such lower value. The independent
                                        expert shall be appointed by the
                                        applicant and the prospective buyer(s)
                                        in mutual consultation.
                              __ __
                              6         If the applicant and the prospective
                                        buyer(s) cannot reach agreement on the
                                        appointment of the independent expert,
                                        such appointment shall be made by the
                                        President of the District Court in
                                        Rotterdam.
                              __ __
                              7         For a period of one month after the
                                        price of the shares has been determined, the applicant is free to decide whether he wishes to transfer his shares to the designated prospective buyer(s).
                                        If the applicant decides against
                                        transferring to such prospective
                                        buyer(s), then transfer can only take
                                        place if the provisions of the present
                                        article are again complied with.

______________________________________________________________________________
Convocations for meetings               Article 17

                                        Without prejudice to the provisions of
                                        Article 7, paragraph 4 and Article 33,
                                        paragraph 4 hereof and subject to the
                                        regulations existing in this respect in
                                        connection with share listings on Stock
                                        Exchanges abroad, convocations of or
                                        notifications to Shareholders and/or
                                        Holders of depositary receipts for
                                        shares shall be made by means of
                                        advertisements placed in at least one
                                        daily newspaper having national
                                        circulation and in the Official Price
                                        Journal.
________________________________________________________________________________
Management                              Article 18
                              __ __
                                1       The Company shall be managed by a
                                        Board-referred to in these Articles of
                                        Association as: the Board of Executive
                                        Directors-consisting of a number of
                                        Members, which number shall be decided
                                        upon by the Priority.
                              __ __
                              2         The Supervisory Board may appoint a
                                        member of the Board of Executive
                                        Directors as Chairman of the latter
                                        Board. In addition, the Supervisory
                                        Board may appoint one or more Vice-
                                        Chairmen of the Board of Executive
                                        Directors. The powers of the Chairman
                                        and of the Vice-Chairman (Chairmen) of
                                        the Board of Executive Directors shall
                                        be regulated in more detail by the
                                        Supervisory Board, after having heard
                                        the Board of Executive Directors.
                              __ __
                              3         The internal working method of the Board
                                        of Executive Directors, including the
                                        method of decision-making, shall be laid
                                        down in Regulations to be drawn up and,
                                        if necessary, revised by the Supervisory
                                        Board, with due regard for the Articles
                                        of Association, and after having heard
                                        the Board of Executive Directors; the
                                        Supervisory Board shall determine which
                                        activities shall be entrusted more
                                        specifically to particular members of
                                        the Board of Executive Directors. Until
                                        Regulations as referred to above have
                                        come into force the Board of Executive
                                        Directors shall pass resolutions by an
                                        absolute majority of votes at a Meeting
                                        at which at least one half of the number
                                        of Executive Directors are present. In
                                        the event of an equality of votes the
                                        proposal shall be rejected, unless the
                                        Board of Executive Directors consists of
                                        more than two members and one member has
                                        been appointed Chairman; in such case
                                        the Chairman shall have a casting vote.
                                        Article 13 of Book 2 of the Civil Code
                                        shall not apply with regard to the Board
                                        of Executive Directors.
__
14

                                        ______________________________________
                                        Article 19
                               __ __
                                1 The Board of Executive Directors shall each year draw up for the Company and for the companies affiliated to it within a group a consolidated budget, including an investment and financing plan, and shall submit such for approval to the Supervisory Board which may make its approval subject to further conditions.
                               __ __
                                2 Approval of the Supervisory Board shall further be required for resolutions of the Board of Executive Directors, in so far as such go beyond the approved budget, including the investment and financing plan as referred to in paragraph 1 hereof, relating to:
                                        a  acquiring, encumbering, disposing of,
                                           leasing or in any other way acquiring
                                           or granting the use or enjoyment of
                                           immovables and other registered
                                           property;
                                        b  making investments in production
                                           assets;
                                        c  furnishing the Company with a bank
                                           credit and borrowing moneys, which
                                           shall not include making use of a
                                           bank credit granted to the Company;
                                        d  furnishing moneys on loan;
                                        e  granting personal or collateral
                                           security `in rem';
                                        all of the foregoing in so far as the
                                        interest or the value of that juristic
                                        act-taking into account the duration
                                        of the commitments thereby incurred-is
                                        in excess of five million euro. The
                                        Supervisory Board shall be authorised to
                                        set a limit other than this amount of
                                        five million euro for various or all
                                        groups of juristic acts.
                               __ __
                                3 Approval of the Supervisory Board shall further be required for resolutions of the Board of Executive Directors relating to:
                                        a  the granting and altering of
                                           `procuratie' (the power to act and
                                           sign on behalf of the Company) and of
                                           continuing authorisation to represent
                                           the Company or the granting of a
                                           named appointment, as referred to in
                                           Article 22 hereof;
                                        b  entering into, terminating or
                                           changing of participations and
                                           investments in or mergers with other
                                           companies.
                               __ __
                                4 The approval referred to in the present article shall be evidenced by the co-operation of a Supervisory Director or by a declaration signed by a Supervisory Director. The lack of such approval cannot be advanced as evidence by or against third parties.

                                        ________________________________________
                                        Article 20
                               __ __
                                1 The Members of the Board of Executive Directors shall be appointed by the General Meeting, which may dismiss them at all times. The Members of the Board of Executive Directors may at all times be suspended by the General Meeting or by the Supervisory Board.
                               __ __
                                2 If one or more members of the Board of Executive Directors have to be appointed, the Priority shall be given the opportunity to draw up a binding nomination of candidates, as referred to in the next sentence. For this purpose the Board of Executive Directors or the Supervisory Board shall invite the Priority to draw up a nomination of candidates within sixty days after such invitation, in such a way that for every appointment a choice can be made from at least two persons.

                                        The General Meeting may, however, at all
                                        times deprive such a nomination of
                                        candidates of its binding character by a
                                        resolution passed by a majority of at
                                        least two-thirds of the votes cast,
                                        which majority shall represent more than
                                        one-half of the issued capital.
                                        If a binding nomination of candidates
                                        has not been made or not made in good
                                        time, the General Meeting shall be free
                                        in its choice.
__
15

                                 __ __  ________________________________________
                                 3      The General Meeting can only pass a
                                        resolution to suspend or dismiss a
                                        member of the Board of Executive
                                        Directors -except where this is done on
                                        the proposal of the Priority -by a
                                        majority of at least two-thirds of the
                                        votes cast, which majority shall
                                        represent more than one-half of the
                                        issued capital. In relation to matters
                                        as referred to in the present paragraph
                                        and in the preceding paragraph it shall
                                        not be possible for a second General
                                        Meeting to be convened by making use of
                                        Article 120, paragraph 3 of Book 2 of
                                        the Civil Code.

                                 __ __  ________________________________________
                                 4      A suspended member of the Board of
                                        Executive Directors shall, yet solely at his request, be given the opportunity by the General Meeting of accounting for his actions at the General Meeting and of having himself assisted by an Adviser for that purpose. Both the General Meeting and the Supervisory Board may at all times rescind a suspension that has been pronounced by the Supervisory Board.

                                 __ __  ________________________________________
                                 5 In the event of one or more members of the Board of Executive Directors being prevented from acting or being unable to attend, the remaining Board members or the sole remaining Board member shall be temporarily entrusted with the entire management.
                                        In the event of all the members of the
                                        Board of Executive Directors or of the
                                        sole member of the Board of Executive
                                        Directors being prevented from acting or being unable to attend, the Supervisory Board shall provisionally be entrusted with the management; the Supervisory Board shall in such case be authorised to appoint one or more temporary Executive Directors.
                                        In the event of a permanent absence the
                                        Supervisory Board shall, as soon as
                                        possible, take such measures as may be
                                        needed to cause definitive provision to
                                        be made therefor.

                                        ________________________________________
                                        Article 21

                                        The Supervisory Board shall decide on
                                        the remuneration and the further
                                        conditions of employment of the Board of Executive Directors.

________________________________________________________________________________
'Procuratiehouders' (Employees          Article 22
authorised to act and sign on behalf
of the Company) / Named appointments    The Board of Executive Directors may,
                                        provided that the provisions of Article
                                        19, paragraph 3 hereof are observed,
                                        grant to one or more persons, whether or not in the Company's employ,
                                        `procuratie' (authorisation to act and
                                        sign on behalf of the Company) or in any other manner a continuing authorisation to represent the Company, and may confer on one or more persons as referred to above, and also on others, provided that the latter are in the Company's employ, such named appointments - which shall include the named appointment of
                                        Executive Director, Assistant Director
                                        and Secretary of the Company - as it may choose.

________________________________________________________________________________
Representation                          Article 23

                                 __ __  ________________________________________
                                 1 The Board of Executive Directors as well as every member of the Board of Executive Directors individually shall be authorised to represent the Company.
                                 __ __  _______________________________________
                                 2      If a member of the Board of Executive
                                        Directors in his private capacity enters into an agreement with the Company or in his private capacity conducts any legal proceedings against the Company, then the Company may only be represented in such matter either by one of the other members of the Board of Executive Directors, or by a Supervisory Director to be appointed by the Supervisory Board, except where the General Meeting appoints a person for such purpose.
                                        If a member of the Board of Executive
                                        Directors has an interest which
                                        conflicts with that of the Company in
                                        any way other than that described in the preceding sentence, he shall just like each of the other members of the Board of Executive Directors, be authorised to represent the Company.

____

________________________________________________________________________________
Supervisory Board                       Article 24
                                   _ _
                                   1    The supervision of the policy of the
                                        Board of Executive Directors and of the
                                        general course of business within the
                                        Company and the business enterprise
                                        connected with it shall be carried out
                                        by a Supervisory Board consisting of at
                                        least three Supervisory Directors, which number shall be resolved upon by the Priority. The Supervisory Directors shall assist the Board of Executive
                                        Directors with advice. In fulfilling
                                        their duties Supervisory Directors shall be guided by the interest of the Company and of the business enterprise connected with it. The Board of Executive
                                        Directors shall furnish the Supervisory
                                        Board in good time with the information
                                        necessary for the fulfilment of the
                                        latter's duties.

                                   _ _
                                   2    The Supervisory Board shall appoint one
                                        of its members to be its Chairman; the
                                        latter shall bear the title of Chairman
                                        of the Supervisory Board. In addition,
                                        the Supervisory Board shall appoint one
                                        of its members as Deputy to the Chair-
                                        man of the Supervisory Board. Wherever
                                        mention is made in these Articles of
                                        Association of the Chairman of the
                                        Supervisory Board this shall, if the
                                        Chairman is absent or prevented from
                                        acting, also include such Deputy
                                        Chairman. The Supervisory Board shall
                                        appoint a Secretary, whether or not from amongst its midst. The Secretary of the Company may be appointed to such office. Furthermore the Supervisory Board may appoint from amongst its midst one or more Delegated Supervisory Directors who shall be entrusted with maintaining more frequent contacts with the Board of Executive Directors; the Delegated Supervisory Directors shall report on their findings to the Supervisory Board. The functions of a (Deputy) Chairman of the Supervisory Board and of a Delegated Supervisory Director may be held by one and the same person.

                                        ________________________________________
                                        Article 25
                                   _ _
                                   1    The Supervisory Directors shall be
                                        appointed by the General Meeting, which
                                        may at all times suspend and dismiss
                                        them.
                                        Paragraphs 2 and 3 and paragraph 4,
                                        first sentence of Article 20 hereof
                                        shall apply correspondingly to the
                                        Supervisory Board and its members.
                                        A Supervisory Director shall cease to be a Supervisory Director at the time of the close of the first General Meeting which is held after he has reached the age of seventy years.
                                        A person who is seventy years old or
                                        older cannot be appointed a Supervisory
                                        Director.

                                   _ _
                                   2    Without prejudice to the provisions of
                                        the following sentence, the General
                                        Meeting may grant to the Supervisory
                                        Directors or to one or more of them a
                                        remuneration which is fixed or is in
                                        whole or in part dependent on the Com-
                                        pany's results. The Supervisory Board
                                        may grant to one or more of its members
                                        who have been entrusted with a special
                                        duty a separate remuneration which shall
                                        be borne by the Company.
                                        Expenses shall be refunded to the
                                        Supervisory Directors.
                                   _ _
                                   3 Annually, as at the time of the close of the Annual General Meeting, at least one member of the Supervisory Board shall resign office in accordance with a rota to be resolved upon by that Board. This provision shall remain inoperative if the Supervisory Director in question has already ceased to hold office prior to that General Meeting.
                                        A resigning Supervisory Director who has not yet reached the age of seventy years shall be eligible for appointment forthwith.

                                   _ _
                                   4 Should any intermediate vacancy occur in the Supervisory Board, that Board shall be deemed to be fully constituted; however, a definitive provision will have to be made within twelve months.

____

                                        ________________________________________
                                        Article 26
                                   _ _
                                   1    The Supervisory Board may resolve that
                                        one or more of its members shall have
                                        access to all the Company's business
                                        premises and shall be authorised to
                                        inspect all books, correspondence and
                                        other documents and to examine all acts
                                        that have taken place.

                                   _ _
                                   2    The internal working procedure of the
                                        Supervisory Board, including the
                                        procedure for adopting resolutions,
                                        shall be regulated by rules drawn up
                                        and, where necessary, revised by the
                                        Supervisory Board, on the understanding
                                        that:

                                     -  the Supervisory Board shall adopt its
                                        resolutions by an absolute majority of
                                        the votes cast;

                                     -  in the event of an equality of votes,
                                        the Chairman of the Supervisory Board
                                        shall have a casting vote in cases where more than two Supervisory Directors are in office; and

                                     -  the Supervisory Board may also adopt
                                        resolutions without meeting, provided
                                        that all Supervisory Directors have been notified that they have an opportunity to make their opinion known on the subject on which a resolution has to be adopted.

                                        Article 13 of Book 2 of the Civil Code
                                        shall not be applicable with respect to
                                        the Supervisory Board.
                                   _ _
                                   3    The members of the Board of Executive
                                        Directors shall, if they are invited to
                                        do so, attend the meetings of the
                                        Supervisory Board.

                                   _ _
                                   4    The Supervisory Board may, at the
                                        Company's costs, seek advice from
                                        experts in such fields as the
                                        Supervisory Board may deem advisable for a proper execution of its duties.

________________________________________________________________________________
General Meetings                        Article 27

                                   _ _
                                   1 The Annual General Meeting shall be held within six months after the close of the financial year.
                                        The agenda for the meeting referred to
                                        in the present paragraph shall comprise
                                        the following subjects:
                                        a  the discussion of the written annual
                                           report of the Board of Executive
                                           Directors relating to the Company's
                                           affairs and its management;
                                        b  the adoption of the annual accounts
                                           and - with due regard for Article
                                           36 - the determination of the profit
                                           appropriation;
                                        c  the release and discharge of the
                                           Board of Executive Directors for its
                                           management and of the Supervisory
                                           Board for its supervision over that
                                           management during the past financial
                                           year.
                                        The above mentioned subjects need not be placed on such agenda if the period for drawing up the annual accounts and for submitting the annual report has been extended or if a proposal to that effect has been placed on such agenda. The other subjects dealt with at the Annual General Meeting shall be those that have been placed on the agenda with due regard for Article 28.

                                   _ _
                                   2    Extraordinary General Meetings shall be
                                        held whenever the Board of Executive
                                        Directors, the Chairman of the
                                        Supervisory Board or at least two
                                        Supervisory Directors deem such to be
                                        advisable.

                                        ________________________________________
                                        Article 28

                                   _ _
                                   1    The General Meetings shall be held at
                                        Venlo, Eindhoven, Utrecht or Amsterdam,
                                        such at the option of the person who
                                        issues the convocation for the meeting.

                                   _ _
                                   2    A convocation for the General Meeting
                                        shall be made by the Board of Execu-
                                        tive Directors or the Supervisory Board
                                        to the Shareholders and Holders of
                                        depositary receipts for shares. The
                                        convocation shall be made not later than on the fifteenth day prior to that of the meeting.

____

                                   _ _  ________________________________________
                                   3    The convocation for a meeting shall
                                        state the business to be transacted,
                                        except where the agenda has been
                                        deposited at the Company's office and at such places as are stated in the convocation - which shall in any event also include a location in Amsterdam - for inspection by Shareholders and Holders of depositary receipts for shares, who shall in such case be able to obtain a copy thereof free of charge, and provided that mention is made of this fact in the convocation; in the actual convocation mention shall at all times be made of the fact that a proposal will be made to alter the Articles of Association or to wind up the Company or of the fact that a proposal will be made to withdraw shares.
                                        In relation to matters with regard to
                                        which the requirements of the preceding
                                        sentence have not been met and the
                                        transaction of which has furthermore not been announced in a corresponding manner and within the time limit laid down for convocations, no valid resolutions may be adopted.

                                   _ _  ________________________________________

                                   4    Proposals by Shareholders shall be
                                        placed on the agenda if these have been
                                        submitted to the Board of Executive
                                        Directors or to the Chairman of the
                                        Supervisory Board at least thirty days
                                        prior to that of the meeting, not
                                        counting the day of submission and the
                                        day of the meeting.

                                   _ _
                                   5    Before being admitted to a meeting, a
                                        Shareholder, a Holder of a depositary
                                        receipt for shares or his Proxy must
                                        sign an attendance list, stating his
                                        name and - where a Shareholder or his
                                        Proxy is concerned - the number of votes to which he is entitled at the meeting and, where a Proxy is concerned, also the name(s) of the person(s) for whom he is acting

                                   _ _
                                   6 Holders of registered shares and Holders of registered depositary receipts for shares shall only have admittance to the General Meeting if the Company has received written notification of their intention to attend the Meeting at the latest by the day stated in the convocation; such day may not be fixed earlier than the second day prior to that of the General Meeting.
                                        Holders of bearer shares and Holders of
                                        bearer depositary receipts for shares or their Proxies shall only have admittance to the General Meeting upon production of a voucher showing that the bearer documents which prove their rights or as the case may be the rights of the person who granted them proxy have been deposited or upon production of other documents - to be designated in the convocation by the person who has convened the meeting - at the location and at the latest by the day mentioned in the convocation; such day cannot be fixed earlier than the third day prior to that of the General Meeting.
                                        The convocation for a General Meeting
                                        shall always state what has hereinbefore been provided in this paragraph

                                   _ _
                                   7    In respect of a share only one person
                                        may be appointed as a Proxy.

                                   _ _
                                   8    A Proxy may in such capacity act on
                                        behalf of at most three Shareholders
                                        and/or Holders of depositary receipts,
                                        except where each of the powers of
                                        attorney granted to him complies with
                                        the following requirements:
                                     -  the power of attorney has been granted
                                        solely for one meeting;
                                     -  the power of attorney contains a
                                        specific instruction from the
                                        shareholder concerning the manner of
                                        exercising the voting right in respect
                                        of each of the subjects on the agenda;
                                     -  the power of attorney, which must prove
                                        that the above-mentioned requirements
                                        have been complied with, is in the
                                        Company's possession at the latest by
                                        the day referred to in paragraph 6,
                                        first sentence, hereof.

                                        For the purposes of applying the present provision the following shall be regarded as one Shareholder and/or as one Holder of a depositary receipt:
                                     -  legal persons and bodies corporate which
                                        are affiliated to each other within a
                                        group;
                                     - natural persons related to each other by blood or by marriage up to and including the tenth degree; such to be proved to the satisfaction of the Chairman of the meeting.

_____

                                   __ _ ________________________________________
                                   9    Those wishing to be admitted to the
                                        General Meeting must provide proof of
                                        their identity upon so being requested.

                                   __ _
                                   10   If one or more shares form part of a
                                        community of property, the partners in
                                        such community of property may only
                                        cause themselves to be represented as
                                        against the Company by one person whom
                                        they have jointly appointed for such
                                        purpose in writing. Such person shall
                                        only be admitted to the General Meeting
                                        if the written appointment or an
                                        authenticated copy thereof is in the
                                        possession of the Company at the latest
                                        by the day referred to in paragraph 6
                                        hereof. For the purpose of applying
                                        paragraphs 5 and 6 hereof, such person
                                        shall be regarded as a Proxy.

                                        ----------------------------------------
                                        Article 29

                                   __ _
                                   1    The General Meeting shall be presided
                                        over by the Chairman of the Supervisory
                                        Board who may, however, even if he is
                                        himself present at the meeting, be
                                        entitled to charge someone else to
                                        conduct the meeting in his stead.
                                        Should the Chairman of the Supervisory
                                        Board be absent without having charged
                                        someone else to conduct the meeting, the Supervisory Directors present at the Meeting shall appoint one from amongst their midst to chair the Meeting. Should all the Supervisory Directors be absent, the meeting shall itself appoint its Chairman.
                                        The Chairman of the meeting shall
                                        appoint the Secretary of the meeting.

                                   __ _
                                   2    Unless a Notarial record is drawn up of
                                        the business transacted at a meeting,
                                        minutes shall be taken thereof. The
                                        minutes shall be confirmed and adopted
                                        and in witness thereof be signed by the
                                        Chairman and the Secretary of the
                                        meeting in question, or alternatively be confirmed and adopted by a subsequent meeting; in the latter case they shall, as evidence of their confirmation and adoption, be signed by the Chairman and the Secretary of such subsequent meeting.

                                   __ _
                                   3    The Chairman of the meeting and
                                        furthermore every member of the Board of Executive Directors and every
                                        Supervisory Director may at all times
                                        instruct that a Notarial record thereof
                                        be drawn up at the Company's costs.

                                   __ _
                                   4    All that which is related to the order
                                        and the procedure at the meeting, such
                                        as admittance to the meeting - including admittance of persons acting as Proxy - the speaking time, the exercise of voting rights and the result of the vote, shall be finally decided by the Chairman of the meeting, without prejudice to the provisions of Article 13 of Book 2 of the Civil Code.

                                   __ _
                                   5    The Chairman of the meeting is entitled
                                        to admit to the General Meeting persons
                                        other than shareholders, holders of
                                        depositary receipts and their
                                        representatives.

                                   __ _
                                   6    The Minutes or the Notarial record
                                        shall, on the basis of the attendance
                                        list referred to in Article 28,
                                        paragraph 5 hereof, state the number of
                                        shares represented at the meeting and
                                        the number of votes that can be cast;
                                        such attendance list does not form part
                                        of the Notarial record or the Minutes
                                        and will not be made available to a
                                        shareholder or a holder of depositary
                                        receipts, unless the Shareholder or the
                                        Holder of depositary receipts proves
                                        that he has a reasonable interest
                                        therein for the purpose of checking on
                                        the proper conduct of the meeting.

                                        ________________________________________
                                        Article 30

                                   __ _
                                   1    At the General Meeting every priority
                                        share shall confer the right to cast one hundred votes, every ordinary share and financing preference share to cast one vote and every protective preference share to cast one thousand votes.

                                   __ _
                                   2    Blank votes and invalid votes shall be
                                        deemed not to have been cast.

____

                                        ________________________________________
                                        Article 31
                                __ __
                                1       Resolutions shall be adopted by an
                                        absolute majority of votes, unless a
                                        larger majority is explicitly laid down
                                        by the law or by the Articles of
                                        Association.
                                __ __
                                2       The Chairman of the meeting shall
                                        determine the manner of voting and shall
                                        decide on all disputes relating to
                                        voting for which no provision has been
                                        made in the Articles of Association.
                                __ __
                                3       If in the event of a vote on the
                                        appointment of a person no absolute
                                        majority is obtained, a second vote
                                        shall be held, that is to say between
                                        the two persons who have polled the
                                        highest numbers of votes in the vote.
                                        Should two or more persons have polled
                                        an equal number of votes and should as a
                                        result thereof more than two persons
                                        qualify for the second vote, an
                                        intermediate vote shall be held between
                                        those who polled the highest and the
                                        second highest number of votes
                                        respectively - that is to say second
                                        highest after the person who polled the
                                        highest number of votes - in the vote
                                        taken. If the intermediate vote or the
                                        second vote does not ensue in a decision
                                        as a result of an equality of the number
                                        of votes cast, no resolution shall be
                                        adopted. If, however, there is an
                                        equality of votes between persons who
                                        have been placed on a binding nomination
                                        of candidates, the person among them who
                                        ranks first on that nomination shall be
                                        deemed to have polled the largest number
                                        of votes.
                                __ __
                                4 In the event of an equality of votes on matters other than the appointment of persons, the proposal shall have been rejected.
                                __ __
                                5       In those instances in which the law
                                        requires a resolution of approval from a group of holders of shares of the same class, a resolution adopted by the General Meeting shall also be counted as such a resolution of approval, provided that more than one-half or, where the law so prescribes, at least two-thirds of the votes cast by the Holders of shares of that class have been cast in favour of the relevant proposal.

________________________________________________________________________________
Meetings of Holders of ordinary shares  Article 32
                                __ __
                                1 A meeting of Holders of ordinary shares shall be held as often as a resolution is required by such meeting and furthermore as soon as such a meeting is deemed to be advisable either by the Board of Executive Directors or by the Supervisory Board.
                                __ __
                                2       At a meeting of Holders of ordinary
                                        shares every ordinary share shall confer the right to cast one vote. With regard to the meeting of Holders of ordinary shares, the provisions of Articles 28, 29, 30, paragraph 2, and Article 31 shall apply correspondingly.

________________________________________________________________________________
Meetings of Holders of priority shares  Article 33
or of protective preference shares or
of a specific series of financing
preference shares
                                __ __
                                1 A meeting of Holders of priority shares or of protective preference shares or of a specific series of financing preference shares shall be held as frequently as a resolution is required from the Priority or from the meeting of Holders of protective preference shares or of a specific series of financing preference shares respectively, and furthermore as soon as such a meeting is deemed to be advisable, either by the Board of Executive Directors or by the Supervisory Board or - where the Priority is concerned - by any one or more Holders of priority shares, or - where the meeting of Holders of protective preference shares or of a specific series of financing preference shares is concerned - by any one or more Holders of protective preference shares or financing preference shares respectively.

__
21

                                __ __   ________________________________________
                                2       If any one or more Holders of priority
                                        shares or of protective preference
                                        shares or of a specific series of
                                        financing preference shares, as referred
                                        to at the end of paragraph 1 hereof,
                                        wish a meeting to be held of Holders of
                                        priority shares or of protective
                                        preference shares or of a specific
                                        series of financing preference shares
                                        respectively, they shall notify the
                                        Board of Executive Directors and the
                                        Supervisory Board thereof.
                                        If in such case neither a member of the
                                        Board of Executive Directors nor a
                                        Supervisory Director convenes a meeting
                                        of Holders of priority shares or a
                                        meeting of Holders of protective
                                        preference shares or of a specific
                                        series of financing preference shares in
                                        such a way that it is held within ten
                                        days after receipt of the request, then
                                        every one of those who have made such a
                                        request shall himself be authorised to
                                        convene the meeting, subject to the
                                        provisions relating thereto in these
                                        Articles of Association.
                                __ __
                                3       The meetings of Holders of priority
                                        shares or of protective preference
                                        shares or of a specific series of
                                        financing preference shares shall be
                                        held at Venlo, Eindhoven, Utrecht or
                                        Amsterdam, at the option of the
                                        person(s) who convene(s) the meeting.
                                        At a meeting held in any other
                                        municipality, valid resolutions may only
                                        be adopted if the entire capital issued
                                        in the form of priority shares or
                                        protective preference shares or a
                                        specific series of financing preference
                                        shares respectively is represented.
                                __ __
                                4       The convocation shall be made by letter.
                                        The convocation shall be made no later
                                        than on the sixth day prior to that of
                                        the meeting. In the letter of
                                        convocation the matters to be dealt with
                                        shall always be stated. No valid
                                        resolutions may be adopted on matters
                                        which have not been announced in the
                                        letter of convocation or in a
                                        supplementary letter of convocation sent
                                        within the time limit laid down for such
                                        convocation, unless the resolution is
                                        adopted unanimously at a meeting at
                                        which the entire capital issued in the
                                        form of priority shares or protective
                                        preference shares or a specific series
                                        of financing preference shares is
                                        represented.
                                __ __
                                5       At a meeting of Holders of priority
                                        shares or of protective preference
                                        shares or of a specific series of
                                        financing preference shares, every
                                        priority share and every protective
                                        preference share or a specific series of
                                        financing preference share shall confer
                                        the right to cast one vote. The
                                        provisions of Articles 29, 30 paragraph
                                        2, and Article 31 shall apply
                                        correspondingly.
                                __ __
                                6       Holders of priority shares or protective
                                        preference shares or of a specific
                                        series of financing preference shares
                                        may also adopt all resolutions which
                                        they are allowed to adopt at their
                                        meetings without holding a meeting,
                                        without prejudice to the provisions of
                                        Article 128 of Book 2 of the Civil Code
                                        and provided that this is done with the
                                        prior knowledge of the Board of
                                        Executive Directors and the Supervisory
                                        Board. Such a resolution shall only be
                                        valid if all Holders of priority shares
                                        or of protective preference shares or of the relevant series of financing preference shares have stated in writing, by telegram or by telex or by telecopier/fax that they are in favour of the proposal in question.

__
22

________________________________________________________________________________
Financial Year, Annual Accounts         Article 34
                                __ __
                                1       The financial year shall run from the
                                        first day of December to the thirtieth
                                        day of November inclusive.
                                __ __
                                2       Each year, within five months after the
                                        close of every financial year - except
                                        where this period is extended by a
                                        maximum of six months by the General
                                        Meeting on the grounds of special
                                        circumstances - the Annual Accounts
                                        shall be drawn up by the Board of
                                        Executive Directors and shall be made
                                        available at the Company's offices for
                                        inspection by the Shareholders and the
                                        Holders of depositary receipts for
                                        shares. The Annual Accounts shall be
                                        submitted to the General Meeting for
                                        confirmation and adoption. The Annual
                                        Accounts shall be accompanied by the
                                        statement of the Auditor referred to in
                                        Article 35 hereof, by the Annual Report
                                        and by the other information as referred to in Article 392, paragraph 1, Book 2 of the Civil Code, in so far as the provisions thereof in relation to such other information are applicable to the Company, as well as by a Report and Recommendations to be submitted by the Supervisory Board to the General
                                        Meeting.

________________________________________________________________________________
Auditor                                 Article 35
                                __ __
                                1       The General Meeting or, if it fails to
                                        do so, the Supervisory Board or, if it
                                        likewise fails to do so, the Board of
                                        Executive Directors shall grant an
                                        assignment to a Registered Accountant,
                                        to another expert as referred to in
                                        Article 393, first paragraph of Book 2
                                        of the Civil Code, or to a group of
                                        auditors as referred to in the said
                                        paragraph - all such to be referred to
                                        hereinafter as: the Auditor - to examine
                                        each year, in accordance with the
                                        provisions of Article 393, paragraph 3
                                        of Book 2 of the Civil Code, the Annual
                                        Accounts drawn up by the Board of
                                        Executive Directors. The Auditor shall
                                        report on the examination, as referred
                                        to in the foregoing sentence, to the
                                        Supervisory Board and to the Board of
                                        Executive Directors and shall set out
                                        the results of that examination in a
                                        statement. The assignment given to an
                                        Auditor may be rescinded at all times by
                                        the General Meeting and by the person
                                        who granted such assignment;
                                        furthermore, the assignment granted by
                                        the Board of Executive Directors may be
                                        rescinded by the Supervisory Board.
                                __ __
                                2       Both the Board of Executive Directors
                                        and the Supervisory Board may at the
                                        Company's costs entrust assignments to
                                        the Auditor or to any other Auditor
                                        referred to in paragraph 1 hereof.

________________________________________________________________________________
Profit Appropriation, reserves and      Article 36
distributions
                                __ __
                                1       The Company may only make distributions
                                        on shares to the extent that its own
                                        equity capital is higher than the amount
                                        of the paid and called-up portion of the
                                        capital plus the reserves which have to
                                        be kept by law.
                                __ __
                                2       Losses of the Company shall not be
                                        charged to the share premium reserves.
                                __ __
                                3       Distribution of profit shall take place
                                        after adoption of the Annual Accounts
                                        which show that such is justified.
                                __ __
                                4  a    Out of the profit a distribution shall
                                        first be made on the protective
                                        preference shares of the percentage of
                                        the amount, as hereinafter mentioned,
                                        which must compulsorily be paid or has
                                        been paid on such shares as at the start
                                        of the financial year in respect of
                                        which the distribution is made or - in
                                        the case where the subscription to the
                                        protective preference shares has taken
                                        place during the course of such
                                        financial year - as at the day on which
                                        such shares were subscribed to.
                                   __
                                   b    The percentage referred to under a above
                                        shall be equal to the average percentage of the three months EURIBOR (Euro
                                        Interbank Offered Rate) - weighted
                                        according to the number of days during
                                        which such percentage was

__
23

                                        ________________________________________
                                        in force - during the financial year
                                        over which the distribution is made, if
                                        necessary increased or decreased by a
                                        premium or discount fixed by the Board
                                        of Executive Directors and approved by
                                        the Supervisory Board and amounting to
                                        at most two percentage points, depending
                                        on the market conditions then in effect.
                                        If at any time the three months EURIBOR
                                        will no longer be published this rate
                                        will be replaced by the deposit rate of
                                        the European Central Bank increased by
                                        one and a quarter percentage point. If,
                                        in the financial year over which the
                                        said distribution is made, the amount to
                                        be compulsorily paid on the protective
                                        preference shares has been reduced, or
                                        if it has been increased as a result of
                                        a resolution that a further payment has
                                        to be made, then the distribution shall
                                        be decreased or increased respectively
                                        by an amount equal to the aforesaid
                                        percentage decrease or increase, such
                                        calculated as from the time of the
                                        decrease or from the time when the
                                        further payment became compulsory.
                                    ___
                                    c   If and to the extent that the profit is
                                        not sufficient to make in full the
                                        distribution as referred to in the
                                        present paragraph, the shortfall shall
                                        be distributed and charged to the
                                        reserves, not being the share premium
                                        reserves for the financing preference
                                        shares, in so far as this does not imply
                                        an action in contravention of the
                                        provisions of paragraph 1 of the present
                                        article.
                                        If and in so far as the distribution
                                        referred to in the first sentence hereof
                                        cannot be charged to the reserves, then
                                        the profit that is booked in the
                                        subsequent years shall be applied first
                                        to make such a distribution to the
                                        Holders of protective preference shares
                                        that will make good in full the deficit,
                                        after which the provisions of the
                                        following paragraphs of the present
                                        article can be applied.
                                    ___
                                    d   In respect of the protective preference
                                        shares no further distributions shall be
                                        made other than those provided for in
                                        the present article and in Article 37
                                        and Article 39 hereof.
                                    ___
                                    e   If the profit for a financial year is
                                        adopted and if one or more protective
                                        preference shares have been withdrawn
                                        and repaid in that financial year, then
                                        the persons who, according to the
                                        Register referred to in Article 10, were
                                        the holders of such protective
                                        preference shares at the time of the
                                        said withdrawal shall have an
                                        inalienable right to distribution of
                                        profit as described hereinafter.
                                        The profit which, where possible, is
                                        distributed to the said holder of
                                        protective preference shares shall be
                                        equal to the amount which he would have
                                        been entitled to by virtue of the
                                        provisions of the present paragraph if
                                        at the time of the profit appropriation
                                        he had still been holder of the
                                        protective preference shares referred to
                                        above, such calculated pro rata to the
                                        period of time during which he was
                                        holder of such protective preference
                                        shares in the said financial year, which
                                        distribution shall be reduced by the
                                        amount which has been distributed in
                                        accordance with the provisions of
                                        Article 37, paragraph 3, hereof.
                                    ___
                                    f   If the issue of protective preference
                                        shares has taken place during the course
                                        of any financial year, the dividend on
                                        the relevant protective preference
                                        shares for that financial year shall be
                                        reduced pro rata to the period of time
                                        during which the relevant protective
                                        preference shares were not issued.
                                ___ ___
                                5   a   Subsequently, on the financing
                                        preference shares of each series a
                                        dividend shall be distributed which is
                                        equal to a percentage calculated on the
                                        basis of the amount which, at the time
                                        of the first issue of the relevant
                                        series, had effectively been paid up on
                                        the financing preference shares in the
                                        relevant series, including any share
                                        premium, by taking the arithmetical
                                        average of the effective yield on the
                                        government loans referred to
                                        hereinafter, as prepared by the Central
                                        Bureau of Statistics and published in
                                        the Official Price Journal for the last
                                        five stock exchange trading days prior
                                        to the day of the first issue of
                                        financing preference shares of the
                                        relevant series, if necessary increased
                                        or decreased by a premium or discount
                                        fixed by the Board of Executive
                                        Directors upon issue and approved by the Supervisory Board and amounting to at most one percentage point, depending on the market conditions then in effect, which premium or discount may differ for each series.

__
24

                                    ___ ________________________________________
                                    b   The government loans referred to in the
                                        foregoing paragraph shall be understood
                                        to mean the government loans with a
                                        (remaining) duration of seven to eight
                                        years. If the effective yield on these
                                        government loans has not been calculated
                                        by the Central Bureau of Statistics or
                                        has not been published in the Official
                                        Price Journal at the time of the
                                        calculation of the dividend percentage,
                                        then the government loans referred to in
                                        the foregoing paragraph shall be
                                        understood to mean the government loans
                                        with a (remaining) duration which
                                        corresponds as closely as possible to a
                                        (remaining) duration of seven to eight
                                        years and whose effective yield has been
                                        calculated and published as referred to
                                        above by the Central Bureau of
                                        Statistics at the time of the
                                        calculation of the dividend percentage,
                                        such however with a maximum (remaining)
                                        duration of eight years.
                                    ___
                                    c   As at the first day of December in which
                                        eight years have elapsed since the day
                                        of issue of financing preference shares
                                        of the relevant series, and subsequently
                                        each time eight years thereafter, the
                                        dividend percentage for financing
                                        preference shares of the relevant series
                                        will be adapted in line with the
                                        effective yield on the government loans
                                        referred to in the foregoing paragraphs
                                        and calculated in the manner referred to
                                        above, on the understanding however that
                                        the aforesaid average shall be
                                        calculated over the last five stock
                                        exchange trading days prior to the day
                                        on which the dividend percentage is
                                        adopted and, where necessary, increased
                                        or decreased by a premium or discount
                                        fixed by the Board of Executive
                                        Directors upon issue and approved by the
                                        Supervisory Board, as referred to above,
                                        which premium or discount may differ for
                                        each series.
                                    ___
                                    d   If and in so far as the profit - after
                                        application of the provisions of Article
                                        36, paragraph 4 - is not sufficient for
                                        the distribution referred to in the
                                        present paragraph to be made in full on
                                        a series of financing preference shares,
                                        the shortfall shall be distributed and
                                        charged to the non statutory reserves,
                                        not being a share premium reserve,
                                        provided that this is not in
                                        contravention of the provisions of
                                        paragraph 1 and paragraph 3 of the
                                        present article and if such non
                                        statutory reserves are not sufficient,
                                        the distribution shall be made from the
                                        share premium reserve. Further (whether
                                        or not partial) repayment of share
                                        premium on financing preference shares
                                        is not permitted except in the case
                                        where the relevant series of financing
                                        preference shares has been withdrawn.
                                        If and in so far as the distribution
                                        referred to in the present paragraph
                                        cannot be charged to the reserves, the
                                        profit that is booked in the years
                                        thereafter shall - after the provisions
                                        of the fourth paragraph hereof have been
                                        applied - be used first to make such a
                                        distribution to the holders of financing
                                        preference shares that the shortfall is
                                        made good in full and, subsequently,
                                        before the provisions of the following
                                        paragraphs of the present article can be
                                        applied, to make good any withdrawal
                                        from the share premium reserve account.
                                    ___
                                    e   If the amount paid up on the financing
                                        preference shares of a specific series
                                        has been reduced during the financial
                                        year in which the afore-said
                                        distribution takes place, the
                                        distribution shall be reduced by an
                                        amount equal to the above-mentioned
                                        percentage of the amount of the
                                        reduction, calculated as from the date
                                        of the reduction.
                                        No further distributions other than
                                        those laid down in the present article,
                                        in Article 37 and in Article 39 shall be
                                        made on the financing preference shares.
                                    ___
                                    f   If the profit for a financial year is
                                        adopted and if one or more financing
                                        preference shares have been withdrawn
                                        and repaid in that financial year, then
                                        the persons who, according to the
                                        Register referred to in Article 10, were the holders of such financing preference shares at the time of the said withdrawal shall have an inalienable right to distribution of profit as described hereinafter.
                                        The profit which, where possible, is
                                        distributed to the said holder of
                                        financing preference shares shall be
                                        equal to the amount of the distribution
                                        which he would have been entitled to by
                                        virtue of the provisions of the present
                                        paragraph if at the time of the profit
                                        appropriation he had still been holder
                                        of the financing preference shares
                                        referred to above, such calculated pro
                                        rata to the

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                                        ________________________________________
                                        period of time during which he was
                                        holder of such financing preference
                                        shares in the said financial year, which distribution shall be reduced by the amount which has been distributed in accordance with the provisions of
                                        Article 37, paragraph 3, hereof.

                                   ____
                                   g    If the first issue of financing
                                        preference shares of a series has taken
                                        place during the course of any financial year, the dividend on the relevant series of financing preference shares shall be reduced pro rata to the period of time during which the relevant financing preference shares were not issued.

                                 ______
                                 6      Out of the profit remaining after
                                        application of the foregoing paragraphs
                                        hereof, a distribution shall, where
                                        possible, be made on the priority shares of four per cent of their par value.
                                        Out of the remainder a primary dividend
                                        shall, where possible, be distributed on the ordinary shares, equal to five per cent of their par value.
                                        Out of the profit then remaining, the
                                        Board of Executive Directors shall,
                                        subject to the approval of the
                                        Supervisory Board, reserve such amounts
                                        as it may deem necessary.
                                        In so far as the profit is not reserved
                                        by applying the provisions of the
                                        preceding sentence, it shall be at the
                                        disposal of the General Meeting, on the
                                        understanding that no further dividends
                                        shall be distributed on the preference
                                        shares and priority shares.

                                 ______
                                 7 Subject to the approval of the Priority and of the Supervisory Board, the Board of Executive Directors is authorised to decide that a distribution on ordinary shares shall be made not in cash but in the form of ordinary shares or financing preference shares, provided that such are admitted to the official listing on the AEX-Stock Exchange, or to decide that Holders of ordinary shares will be given the option of receiving a distribution either in cash or in the form of ordinary shares or financing preference shares, such inasmuch as the Board of Executive Directors has been designated, in accordance with the provisions of Article 6, as the body that is authorised to resolve on the issue of such shares. Subject to the approval of the Priority and of the Supervisory Board, the Board of Executive Directors shall set the conditions under which such an option can be offered.

                                        ________________________________________
                                        Article 37

                                 ______
                                 1      Dividends shall be made payable one
                                        month after their declaration, unless
                                        the General Meeting should on the
                                        proposal of the Board of Executive
                                        Directors decide upon another date
                                        therefor.

                                 ______
                                 2 Dividends which have not been collected within five years after they have become due and payable shall lapse and accrue to the Company.

                                 ______
                                 3      If the requirements of Article 36,
                                        paragraph 1 hereof have been complied
                                        with and furthermore also subject to the provisions of Article 105, paragraph 4 of Book 2 of the Civil Code, the Board of Executive Directors may, after having obtained the approval of the Supervisory Board, decide that an interim dividend shall be distributed. Interim dividend may also be distributed solely on either preference shares or ordinary shares.

                                 ______
                                 4      Resolutions of the General Meeting
                                        partly or wholly to cancel any reserves
                                        shall require the approval of the
                                        Supervisory Board.

                                 ______
                                 5 In the event of withdrawal coupled with repayment of preference shares, a distribution shall be made on the withdrawn preference shares on the day of repayment, which distribution shall be calculated in accordance with the provisions of Article 36 and of paragraph 1 of the present article, namely over the period until the day of repayment, such provided that the requirements of the present article have been fulfilled.

_____

26



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________________________________________________________________________________
Alteration of the Articles of           Article 38
Association. Winding Up
                                 ______
                                 1      A resolution to alter the Articles of
                                        Association or to wind up the Company
                                        may only be passed on the proposal of
                                        the Priority.

                                 ______
                                 2      The provisions of paragraph 1 hereof
                                        shall not be applicable if no priority
                                        shares have been issued or if, as a
                                        result of the provisions of Article 8,
                                        paragraph 5 hereof, no voting rights can be exercised on any of the priority shares that have been issued.

________________________________________________________________________________
Liquidation                             Article 39

                                 ______
                                 1 If the Company is wound up pursuant to a resolution by the General Meeting, the liquidation shall be carried out by the Board of Executive Directors, under the supervision of the Supervisory Board, unless the General Meeting resolves otherwise, which it shall be entitled to do even during the course of the liqui-dation.

                                 ______
                                 2 The General Meeting shall decide on the remuneration of the liquidators and of those persons - if any - who have been entrusted with the supervision of the liquidation.

                                 ______
                                 3      The liquidation shall take place with
                                        due regard for the provisions of the
                                        law. During the liquidation the present
                                        Articles of Association shall, in so far as possible, remain in full force and effect.

                                 ______
                                 4      Out of what remains of the Company's
                                        equity after all debts have been dis-
                                        charged, firstly the par value paid up
                                        on their protective preference shares
                                        shall, if possible, be distributed to
                                        all Holders of protective preference
                                        shares, together with any shortfall of
                                        dividends on the protective preference
                                        shares at the moment of liquidation
                                        calculated over the period up to and
                                        including the time when the liquidation
                                        balance becomes available for payment.
                                        Subsequently the amount paid up on their shares (including share premium), shall be distributed to the Holders of financing preference shares, plus the dividend shortfall at the moment of liquidation on the financing preference shares calculated over the period up to and including the time when the liquidation balance becomes available for payment.
                                        Out of what remains thereafter, the par
                                        value of their priority shares shall, if possible, be distributed to all Holders of priority shares.
                                        The amount then remaining shall be
                                        distributed among the Holders of
                                        ordinary shares pro rata to the par
                                        value of their holdings of ordinary
                                        shares.

                                 ______
                                 5      For a period of ten years after the
                                        Company has ceased to exist the
                                        Company's books and documents shall
                                        remain in the keeping of a person
                                        designated for that purpose by the
                                        liquidators.

________________________________________________________________________________
Prescription Periods                    Article 40

                                        The `Algemene Termijnenwet' (General Act relating to Prescription Periods) shall apply correspondingly to all time limits set in these Articles of Association, with the exception of the time limits contained in Article 28, paragraph 2 hereof.

________________________________________________________________________________
Transitional Provision I

                                 ______
                                 I.1 The certificates for one ordinary share of twenty Dutch guilders (NLG 20) and for a bigger multiple of ordinary shares of twenty Dutch guilders (NLG 20) which were issued prior to the ninth of May, nineteen hundred and ninety, shall - with due regard for the provisions of transitional Provision II - be deemed to represent twenty and twenty times the said bigger multiple of ordinary shares of fifty eurocent (euro.50) respectively.

                                 ______
                                 I.2 The certificates for one ordinary share of four Dutch guilders (NLG 4) and for a bigger multiple of ordinary shares of four Dutch guilders (NLG 4) which were


__
27

________________________________________________________________________________
                                        issued prior to the alteration of the
                                        Articles of Association on 27th April,
                                        nineteen hundred and ninety-eight,
                                        shall - with due regard for the
                                        provisions of transitional Provision
                                        II - be deemed to represent four and
                                        four times the said bigger multiple of
                                        ordinary shares of fifty eurocent (Euro
                                        0.50) respectively.

                                _______
                                I.3     A holder of one or more share
                                        certificates for bearer shares may,
                                        after submitting such share
                                        certificates to the Company, obtain upon request and at his option one or more bearer share certificates in the form as referred to in Article 12, para. 3 (C F certificates), such without prejudice to the provisions of Article 12, para. 2. If and to the extent that share certificates for bearer shares have been issued in the form of a mantle with a dividend sheet consisting of a set of dividend coupons with or without a talon (K certificates), the mantle, the dividend coupons and any talon should be submitted for the purposes of the conversion referred to above.

                                _______
                                I.4 Share certificates for ordinary shares which at the time of the alteration of the Articles of Association on the twenty-seventh of April, nineteen hundred and ninety-eight were in issue in the form of a mantle with a dividend sheet consisting of dividend coupons with or without a talon (K certificates) may be exchanged for share certificates which have a simplified dividend sheet (C F certificates).

                                _______
                                I.5 For a conversion as referred to in I.3 and I.4 above the Company will charge costs.

                                _______
                                I.6 In order to exercise the rights referred to in Article 36, para. 6 in respect of a bearer share, the holder of a bearer share certificate in the form of a mantle with a dividend sheet consisting of dividend coupons and with or without a talon (K certificates) must have exchanged the said share certificate, including the mantle and the dividend sheet consisting of dividend coupons and any talon, for a share certificate in the form of a mantle with a simplified dividend sheet, not consisting of a set of dividend coupons and a talon (C F certificates).

________________________________________________________________________________
Transitional Provision II

                                        Every ordinary share and every financing preference share with a nominal value of four Dutch guilders (NLG 4) was split, as from the date of the alteration of the Articles of Association on the twenty-seventh of April, nineteen hundred and ninety-eight, into four ordinary shares and four financing preference shares respectively, with a nominal value of one Dutch guilder (NLG
                                        1) each. Every ordinary share and every
                                        cumulative financing preference share
                                        (CPA) with a nominal value of one Dutch
                                        guilder (NLG 1) will, as from the date
                                        of the present alteration of the
                                        Articles of Association (nine April,
                                        nineteen hundred and ninety-nine), be
                                        converted into one ordinary share and
                                        one cumulative financing preference
                                        share respectively, each with a nominal
                                        value of fifty euro-cent
                                        (Euro 0.50), whereby the difference
                                        between the original value of one Dutch
                                        guilder (NLG 1) and the new nominal
                                        value of fifty eurocent (euro 0.50)
                                        will be charged to the share premium
                                        reserve for the relevant class and
                                        series of shares. Every priority share
                                        with a nominal value of one hundred
                                        Dutch guilders (NLG 100) will, as from
                                        the date of the present alteration of
                                        the Articles of Association (nine April, nineteen hundred and ninety-nine), be converted into one priority share with a nominal value of fifty euro
                                        (Euro 50), whereby the difference
                                        between the original value of one
                                        hundred Dutch guilders (NLG 100) and the new nominal value of fifty euro
                                        (Euro 50) will be paid up in cash.
                                        Every cumulative protective preference
                                        share (BPA) with a nominal value of one
                                        thousand Dutch guilders (NLG 1,000)
                                        will, as from the date of the present
                                        alteration of the Articles of
                                        Association (nine April, nineteen
                                        hundred and ninety-nine), be converted
                                        into one cumulative protective
                                        preference share (BPA) with a nominal
                                        value of five hundred euro
                                        (Euro 500).

________________________________________________________________________________
Transitional Provision III              The provisions of Article 6, para. 5
                                        will no longer be applicable if and in
                                        so far as such is no longer required
                                        pursuant to Appendix X of the Securities
                                        Regulations dated September 1992 of the
                                        Amsterdam Exchanges N.V.
__
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